SUBSEQUENT EVENT	6 Months Ended	8 Months Ended
	Feb. 28, 2015	Aug. 31, 2014
Notes to Financial Statements [Abstract]
SUBSEQUENT EVENT
10.	SUBSEQUENT EVENTS

In March 2015, the Company issued an S-1 to register 5,673,980 shares of common stock. As part of this offering, the Company agreed to issue 1,387,530 shares to Company shareholders holding warrants for the purchase of the Company’s common stock. This resulted in the warrant holders forfeiting warrants equal that could have been exercised for 4,286,450 shares of common stock of the Company.

On March 31, 2015, the Company entered into a $ 295,000 Convertible Note (“Note”) with Redwood Fund LP (“Redwood”). In conjunction with the Note, the Company issued Redwood warrants that can be exercised for 295,000 shares of the Company’s common stock over the next five (5) years at an exercise price of $ 1.00 per share. Redwood has an option to provide additional convertible debt to the Company in the amount of $250,000 at the same terms.

On or around March 20, 2015, the Company entered into a service agreement with a new customer, Greenville Technical College System of South Carolina, to provide financial aid advising and other student services.

In April 2015, the Company was informed by Spartanburg Technical College that the college intended to award a new contract for financial aid advising and other student services to the Company.

In April 2015, the Company entered into a commercial building lease agreement. The sixty-six (66) month lease, estimated to begin on or about April 10, 2015 provides for the lease by the Company of approximately 10,199 square feet of space in Phoenix, Arizona. Base annual rent is initially set at approximately $ 9,137 per month. Total base rent payable over the lease period is $1,282,932. The Company has one option to extend the term of the lease for an additional five year period with respect to the entire premises.

On April 14, 2015, the Company and its lenders executed a second amendment (“Second Amendment”) of the Company’s Credit Facilities (the “Credit Agreement”) with Opus Bank ratified by California United Bank and Colgan Financial Group (collectively “Lenders”). The Second Amendment was designed to provide the Company with increased cash and credit availability as the Company seeks to expand and raise additional equity for working capital purposes. Under the terms of the Second Amendment, the Lenders agreed to waive any and all covenant violations that existed prior to the Second Amendment or that may occur through June 30, 2015. The Amendment also permitted the Company to not make any principal and/or interest payments to the Lenders through August 1, 2015, provided there are no Events of Default by the Company.

11.	SUBSEQUENT EVENTS

In September 2014, the Company sold 500,000 units at a price of $1.00 per unit, which comprised one share of common stock and one warrant to purchase common stock at an exercise price of $1.30 per share, resulting in gross proceeds of $500,000.